Income Taxes	12 Months Ended
Dec. 31, 2011
Income Tax Disclosure [Text Block]
11. Income Taxes

The Company had no income tax expense for the years ended December 31, 2011 and 2010 and recorded income tax expense of $49,250 for the year ended December 31, 2009 related to state income taxes which could not be offset by net operating loss carryforwards. As the Company has incurred net operating losses, it has recognized valuation allowances for all deferred income tax assets. The tax effect of temporary differences and net operating losses that give rise to components of deferred tax assets and liabilities consist of the following:

	As of December 31,
	2011	2010
Deferred tax assets (liabilities):
Property and equipment	$(144,185)	$(193,617)
Deferred revenue	1,517,024	2,503,984
Accrued expenses	1,138,800	1,518,400
Other	727,207	297,309
Net operating loss carryforwards	18,509,210	14,758,835
	21,748,056	18,884,911
Less valuation allowance	(21,748,056)	(18,884,911)
	$—	$—

The Company has a cumulative federal net operating loss of approximately $48,800,000 as of December 31, 2011. The first of these net operating loss carryforwards is set to expire beginning in 2015. Under Section 382 and 383 of the Internal Revenue Code, if an ownership change occurs with respect to a “loss corporation”, as defined, there are annual limitations on the amount of the net operating loss and other deductions which are available to the Company. The Company has not determined whether such ownership change has occurred. However, given the equity transactions in which the Company has engaged, the Company believes that the use of the net operating losses shown as deferred tax assets will be significantly limited.

Management has evaluated the effect of guidance provided by GAAP regarding accounting for uncertainty in income taxes and determined the Company has no uncertain tax positions that could have a significant impact on the financial statements at December 31, 2011 or 2010. The Company’s returns after 2006 remain open for examination.